SCUDDER
                                                                     INVESTMENTS


Income Funds II

Scudder Short-Term Bond Fund

Supplement to the currently effective prospectus

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The following information replaces disclosure for Scudder Short-Term Bond Fund in "The portfolio managers" section of the prospectus:

The following people handle the day-to-day management of the fund:

Sean McCaffey                             William Chepolis
CFA, Managing Director of Deutsche Asset  CFA, Managing Director of Deutsche
Management and Co-Manager of the fund.    Asset Management and Co-Manager of the
 o Joined Deutsche Asset Management in    fund.
   1996 after five years as a fixed        o Joined Deutsche Asset Management in
   income analyst at Fidelity                1998 after 18 years of experience
   Investments.                              as vice president and portfolio
 o Portfolio manager for structured and      manager for Norwest Bank where he
   quantitatively based active               managed the bank's fixed income and
   investment grade and enhanced fixed       foreign exchange portfolios.
   income strategies underlying retail     o Portfolio manager and Head of the
   mutual fund and institutional             Rates Sector Specialty Fixed Income
   mandates.                                 Team: New York.
 o Heads the Fixed Income Enhanced         o Joined the fund in 2002.
   Strategies & Mutual Funds Team:
   New York.
 o MBA, Yale University.
 o Joined the fund in 2002.




March 21, 2003